Income Taxes	3 Months Ended
Mar. 31, 2019
Successor [Member]
Income Taxes

16. INCOME TAXES

NESR is a holding company incorporated in the British Virgin Islands which imposes a zero percent statutory corporate income tax rate on income generated outside of the British Virgin Islands. The Subsidiaries operate in multiple tax jurisdictions throughout the MENA and Asia Pacific regions. NPS is based in the Emirate of Dubai in the UAE where no federal taxation exists and operates in 12 countries, where statutory tax rates generally vary from 0% to 35%. GES is based in the Sultanate of Oman, which has a 15% statutory corporate income tax rate, and also operates in Saudi Arabia, Algeria and Kuwait.

The Company’s effective tax rate was 18% for the three-month successor period ended March 31, 2019, which is comparable to the three-month predecessor period ended March 31, 2018.